UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:
630 Fifth Avenue
Suite 820
New York, New York 10111

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
630 Fifth Avenue
Suite 820
New York, New York 10111

Registrant's telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1. Reports to Stockholders.

================================================================================

                         CENTRAL SECURITIES CORPORATION

                                   ----------

                          SEVENTY-SEVENTH ANNUAL REPORT

                                      2005

================================================================================

                               SIGNS OF THE TIMES

      "For most of recorded history, China was the world's largest economy. Until the end of the fifteenth century it was by far the leader in technology and had the highest per capita GDP on the planet. While Europeans were hacking at each other with broadswords, the Chinese were scaring their enemies to death with fireworks. Europe overtook China in per capita GDP by about 1500, but China remained the world's biggest economy until well into the nineteenth century. As late as 1820, the Middle Kingdom accounted for nearly a third of global GDP. By 1950, however, that had shrunk to less than 5 percent and China's per capita GDP was one of the lowest in the world."

      "Unless things go badly off track, the story of the next fifty years will be that of China recovering its historically central position as the Middle Kingdom, with the world's largest population and economy. In terms of purchasing power parity, it could have a larger GDP than the United States as soon as 2020. And in nominal dollar terms, its GDP in 2050 will be $45 trillion versus about $35 trillion for the United States. China will be the world's largest market for virtually everything as well as the biggest recipient of investment from, and the largest investor in, most other countries. It will be a large international creditor, and the yuan could well be the world's money, or at least one of its major reserve currencies." (Clyde Prestowitz, Three Billion New Capitalists)

                                   ----------

      "There have been two great shifts in global power over the past 400 years. The first was the rise of Europe, which around the 17th century became the richest, most enterprising and ambitious part of the world. The second was the rise of the United States, in the late 19th and early 20th centuries, when it became the single most powerful country in the world, the globe's decisive player in economics and politics.

      "For centuries, the rest of the world was a stage for the ambitions and interests of the West's great powers. China's rise, along with that of India and the continuing weight of Japan, represents the third great shift in global power
- the rise of Asia.

      "Great powers are not born every day. The list of current ones - the United States, Britain, France, Germany, Russia - has been mostly the same for two centuries. The arrival of a new one usually produces tension if not turmoil, as the newcomer tries to fit into the established order -- or overturns it to suit its purposes. Think of the rise of Germany and Japan in the early 20th century or the decline of the Ottoman Empire in that same period, which created the modern Middle East." (Fareed Zakaria, Newsweek, May 9, 2005)

                                   ----------

      "The U.S. is at a critical juncture. [It faces] a competitive challenge of historic dimensions coming from China, India, and many other emerging-market economies. India, China, Korea, and Southeast Asia will be the most robust part of the global economy and will become the center of it over the decades ahead. At some point in that period, China will likely become the world's largest economy. That is a challenge we can meet, but we are not on track to meet it today." (Robert Rubin, Business Week, December 19, 2005)


                                      [2]

                               SIGNS OF THE TIMES

      "According to estimates by The Economist, the total value of residential property in developed economies rose by more than $30 trillion over the past five years, to over $70 trillion, an increase equivalent to 100% of those countries' combined GDPs. Not only does this dwarf any previous house-price boom, it is larger than the global stockmarket bubble in the late 1990s (an increase over five years of 80% of GDP) or America's stockmarket bubble in the late 1920s (55% of GDP). In other words, it looks like the biggest bubble in history.

      "The global boom in house prices has been driven by two common factors: historically low interest rates have encouraged home buyers to borrow money; and households have lost faith in equities after stockmarkets plunged, making property look attractive. Will prices now fall, or simply flatten off?" (The Economist, June 18, 2005)

                                   ----------

      "There have been more than a dozen 'tax reform' attempts in Washington over the last 30 years; yet after all of this 'reforming,' the tax code is as monstrously complex as ever. The tax code is now 3.5 million words long and IRS regulations are another 8 million words - together that's about 12 times the length of William Shakespeare's complete works, and 15 times the length of the King James Bible." (Stephen Moore, The Wall Street Journal, January 27, 2005)

                                   ----------

      "As most Americans are aware, our auto industry is in a crisis. Workers' wages are falling, and hundreds of thousands of jobs are being sent offshore. America's largest parts supplier, Delphi, filed for bankruptcy protection, and General Motors, Delphi's main customer, may too, if a threatened United Auto Workers strike occurs next month. Meanwhile, Ford and its main parts supplier, Visteon, seem to be skidding down the same road.

      "How did we get here? There are many causes: poor car designs, high pension costs, increased foreign competition. But much of it comes down to the overwhelming health insurance costs borne by the automakers. This is why the union's president, Ron Gettelfinger, has urged Congress to enact sweeping health insurance reforms.

      "If the government paid everyone's health insurance bills, as those in Canada and most of Europe do, Detroit's Big Three could save at least $1,300 per vehicle. Profitability would return. With deeper pockets, the auto makers could afford to pay their suppliers. Communities would be spared layoffs." (Robert Fitch, The New York Times, December 28, 2005)

                                   ----------

      "The technology  revolution is at an early stage....More  transformational than technology itself is the shift in behaviour that it enables. We work not just globally but instantaneously. We are forming communities and relationships in new ways (12 percent of American newlyweds last year met online). More than 2bn people now use cellphones. We send 9,000 bn e-mails a year. We do a billion Google searches a day, over half not in the English language. For perhaps the first time in history, geography is not the primary constraint on the boundaries of social and economic organisation." (Ian Davis, The Financial Times, January 13, 2006)


                                      [3]

                         CENTRAL SECURITIES CORPORATION

      (Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                           Per Share of Common Stock
                                     --------------------------------------
            Total      Convertible     Net      Net                           Net realized    Unrealized
             net       Preference     asset investment   Divi-    Distribu-    investment    appreciation
Year       assets       Stock(A)      value  income(B)  dends(C)   tions(C)       gain      of investments
----    ------------   -----------   ------ ----------  --------  ---------   ------------  --------------
1995    $292,547,559   $9,488,350    $21.74                                                  $162,016,798
1996     356,685,785    9,102,050     25.64    $.27      $.28       $1.37      $18,154,136    214,721,981
1997     434,423,053    9,040,850     29.97     .24       .34        2.08       30,133,125    273,760,444
1998     476,463,575    8,986,125     31.43     .29       .29        1.65       22,908,091    301,750,135
1999     590,655,679           --     35.05     .26       .26        2.34       43,205,449    394,282,360
2000     596,289,086           --     32.94     .32       .32        4.03       65,921,671    363,263,634
2001     539,839,060           --     28.54     .18       .22        1.58*      13,662,612    304,887,640
2002     361,942,568           --     18.72     .14       .14        1.11       22,869,274    119,501,484
2003     478,959,218           --     24.32     .09       .11        1.29       24,761,313    229,388,141
2004     529,468,675           --     26.44     .11       .11        1.21       25,103,157    271,710,179
2005     573,979,905           --     27.65     .28       .28        1.72       31,669,417    302,381,671

----------
A-    At liquidation preference.

B- Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.

C- Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes. Dividends are from undistributed net investment income. Distributions are from long-term investment gains.

*     Includes a non-taxable return of capital of $.55.

      The Common Stock is listed on the American Stock Exchange under the symbol CET. On December 30, 2005 (the last trading day of the year) the market quotations were: $23.73 low, $23.90 high and $23.80 last sale.

      Central's results to December 31, 2005 versus the S&P 500:

                                          Central's     Central's     Standard &
Average Annual Total Return              NAV Return   Market Return   Poor's 500
---------------------------              ----------   -------------   ----------
One Year .............................     13.8%          14.0%           4.9%
Five Year ............................      3.8%           4.2%           0.5%
Ten Year .............................     11.9%          10.0%           9.1%
Fifteen Year .........................     16.6%          17.5%          11.5%


                                      [4]

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  2005,  as  reported  upon  by  our independent registered public accounting firm, and other pertinent information are submitted herewith.

      Comparative net assets are as follows:

                                                     December 31,   December 31,
                                                         2005           2004
                                                         ----           ----

Net assets ........................................  $573,979,905   $529,468,675

Net assets per share of Common Stock ..............         27.65          26.44

    Shares of Common Stock outstanding ............    20,762,159     20,023,209

      Comparative operating results are as follows:

                                                       Year 2005     Year 2004
                                                       ---------     ---------

Net investment income .............................   $ 5,684,776   $ 2,073,746

    Per share of Common Stock .....................           .28*          .11*

Net realized gain on sale of investments ..........    31,669,417    25,103,157

Increase in net unrealized appreciation
  of investments ..................................    30,671,492    42,322,038

Increase in net assets resulting from operations ..    68,025,685    69,498,941

----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year.

      The Corporation made two distributions to holders of Common Stock in 2005, a cash dividend of $.20 per share paid on June 24 and an optional distribution of $1.80 per share in cash, or one share of Common Stock for each 12.5 shares held, paid on December 27. For Federal income tax purposes, of the $2.00 paid in 2005, $.28 represents ordinary income and $1.72 represents long-term capital gains, and separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 58% of the outstanding shares of Common Stock elected stock, and they received 923,250 Common shares.

      During 2005 the Corporation repurchased 184,300 shares of its Common Stock on the American Stock Exchange at an average price per share of $24.09. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the American Stock Exchange or in private transactions directly with stockholders.


                                      [5]

      Overall equity market returns last year were below the long-term trend of 10-12%. The S&P 500 increased by 4.9% while the Russell 2000, an index of smaller companies, increased by 4.6%. Central's 13.8% increase was aided primarily by energy stocks (Unocal, Murphy, Kerr-McGee, and Nexen) and investments in Plymouth Rock, TriZetto, Agilent, Brady and Roper. Unisys, PolyOne and Flextronics declined during the year. Our investment activity, as measured by portfolio turnover, was 16%. We added nine new investments and sold eight as well as making a number of additions and reductions as reported quarterly. We ended the year with thirty-nine holdings. The ten largest, shown on page eight, accounted for 57% of net assets.

      Energy stocks performed well last year in part because the price of both oil and natural gas continued to rise. Probably the most interesting aspect of the price increase was the fact that it did not have a more noticeable dampening effect on overall economic activity. Consumers seemed to take the $3.00 per gallon price of gasoline in stride. We have yet to see, however, what effect higher winter heating bills may have. The contested takeover of Unocal and the restructuring of Kerr-McGee were two events that had a positive outcome for Central. While we do not believe that we can forecast the price of oil or gas, looking ahead, we do believe it is possible that there will be more industry consolidation as the cash rich majors look for ways to acquire companies with drilling opportunities. In the meantime, the exploration companies that Central owns have been doing an excellent job of developing drilling prospects and finding oil and gas.

      Although audited financial information will not be available until March, it appears that Plymouth Rock had another good year on top of the spectacular results of 2004. The coming year will likely be more challenging. The environment in New Jersey has become more competitive with the entry of new companies including GEICO and, more recently, Progressive. In Massachusetts the Governor has proposed regulatory changes intended to bring more national companies into the state. The ongoing information technology project at Plymouth Rock is now in its implementation phase. In the long run it will provide the company with significant capabilities and savings, but at the moment it requires a great deal of attention. Plymouth Rock's management is focused on all of these issues and we have confidence in the company's ability to meet these challenges. We also have confidence in management's ability to grow Plymouth Rock for a number of years into the future.

      As we have indicated, Plymouth Rock is not publicly traded and is valued by Central's Board of Directors, based primarily on an independent appraisal obtained by Plymouth Rock. In addition, we compare it with other insurance companies, evaluate management, corporate governance, the company and industry outlooks, marketability, and other factors, including recent private transactions, to determine the estimated fair value used in the accompanying financials.

      Last year we commented on the flow of capital into an increasing number of hedge funds and, recently a report indicated that the private equity industry (leveraged buy-outs and venture capital) had raised $250 billion in 2005. The ultimate effect of this flow of capital into hedge funds and private equity is not clear. In any event, it is indicative of substantial wealth in the form of liquid assets seeking employment in the equity markets. Over long periods of time small-cap stocks have produced better investment results than large-cap stocks. During the past three years good small and mid-cap performance has probably been aided by the attention of hedge and private equity funds with new money to put to work. Central has historically focused in this area, and, for example, benefited last year when Sungard was acquired in a buy-out. Finding new investments is increasingly challenging.


                                      [6]

      Our investment approach continues to be based on the long-term view. We try to make investments at a reasonable, if not a bargain, price with the idea of holding for a three to five year period. Many investors are forced to have a shorter time horizon, and we believe that our ability to take a long-term view has been an advantage for Central stockholders. For example, we sometimes invest in situations in which a company is making a significant investment that we think will benefit the future but is currently penalizing results. It is very important in our view that management's interests are aligned with those of shareholders, with integrity being a sine qua non.

      Our long-standing practice has been to keep about one half of our assets in a small number of companies, with the remainder in a more diversified portfolio. We believe the risk associated with this approach can be reduced through knowledge of the companies in which we invest. Ideally, we want to hold growing, profitable companies for extended periods of time. Significant growth for any particular company will not last indefinitely, and, over time, the composition of our assets will change as long-term investments are reduced or sold and the proceeds redeployed.

      It is our goal to provide shareholders with investment management that will be judged as excellent over the long-term. We continue to believe that under reasonably favorable economic conditions our investment approach will provide satisfactory results.

      Shareholder inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                     WILMOT H. KIDD, President
630 Fifth Avenue
New York, NY 10111
January 25, 2006

--------------------------------------------------------------------------------
      In December 2005, the corporation initiated direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation's shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

      A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.
--------------------------------------------------------------------------------


                                      [7]

                             TEN LARGEST INVESTMENTS

                               December 31, 2005

                                                                             Percent of   Year First
                                                          Cost       Value   Net Assets    Acquired
                                                          ----       -----   ----------    --------
                                                            (millions)
The Plymouth Rock Company, Inc. ......................   $ 2.2      $108.5      18.9%         1982
Brady Corporation Class A ............................     3.5        33.6       5.9          1984
Murphy Oil Corporation ...............................     3.7        32.4       5.6          1974
Capital One Financial Corporation ....................     1.4        25.9       4.5          1994
Agilent Technologies, Inc. ...........................    18.1        25.0       4.3          2005
Convergys Corporation ................................    24.1        24.6       4.3          1998
Intel Corporation ....................................     0.4        24.5       4.3          1986
Kerr-McGee Corporation ...............................    12.1        18.2       3.2          2001
The TriZetto Group, Inc. .............................     5.4        17.4       3.0          2002
Roper Industries, Inc. ...............................     9.0        16.2       2.8          2003

                           PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 2005
                    (Common Stock unless specified otherwise)

                                                      Number of Shares
                                           -------------------------------------
                                                                     Held
                                           Purchased   Sold    December 31, 2005
                                           ---------   ----    -----------------
Abbott Laboratories ...................      20,000                 120,000
Agilent Technologies, Inc. ............     150,000                 750,000
Brady Corporation Class A .............      60,000                 930,000
Capital One Financial Corporation .....                10,000       300,000
Cincinnati Bell Inc. ..................               300,000       500,000
Cypress Semiconductor Corporation .....      55,000                 255,000
Dover Corporation .....................     140,000                 400,000
Kerr-McGee Corporation ................      60,649                 200,000
Nexen Inc. ............................      20,000                 160,000
PolyOne Corporation ...................                50,000     1,150,000
Sonus Networks, Inc. ..................   2,000,000               2,000,000
Unisys Corporation ....................               100,000       900,000
Virage Logic Corp .....................      76,300                  96,400


                                      [8]

                         DIVERSIFICATION OF INVESTMENTS

                                December 31, 2005

                                                                                      Percent of
                                                                                      Net Assets
                                                                                      December 31
                                                                                     ------------
                                           Issues       Cost            Value        2005    2004
                                           ------       ----            -----        ----    ----
Common Stocks:
   Insurance ...........................     2       $2,610,297     $109,032,000     19.0%   20.3%
   Electronics .........................     9       42,639,736       99,156,582     17.3    12.2
   Energy ..............................     6       52,773,727       90,521,001     15.8    13.1
   Information Technology Services .....     5       54,345,926       68,192,256     11.9    15.7
   Manufacturing .......................     3       25,531,980       66,042,500     11.5     9.7
   Banking and Finance .................     2        4,778,824       41,845,000      7.3    11.5
   Health Care .........................     5       20,693,769       20,215,100      3.5     3.9
   Chemicals ...........................     3       14,080,461       19,039,500      3.3     3.6
   Other ...............................     5        5,364,215       11,156,668      1.9     1.6

Short-Term Investments .................     2       48,252,004       48,252,004      8.4     8.3

                              FINANCIAL HIGHLIGHTS

                                                         2005         2004         2003         2002          2001
                                                         ----         ----         ----         ----          ----
Per Share Operating Performance:
Net asset value, beginning of year ...............     $  26.44     $  24.32     $  18.72     $  28.54      $  32.94
Net investment income* ...........................          .28          .11          .09          .14           .18
Net realized and unrealized gain (loss)
  on securities* .................................         2.93         3.33         6.91        (8.71)        (2.78)
                                                       --------     --------     --------     --------      --------
      Total from investment operations ...........         3.21         3.44         7.00        (8.57)        (2.60)
Less:
Dividends from net investment income** ...........          .28          .11          .11          .14           .22
Distributions from capital gains** ...............         1.72         1.21         1.29         1.11          1.03
Return of capital** ..............................           --           --           --           --           .55
                                                       --------     --------     --------     --------      --------
      Total distributions ........................         2.00         1.32         1.40         1.25          1.80
                                                       --------     --------     --------     --------      --------
Net asset value, end of year .....................     $  27.65     $  26.44     $  24.32     $  18.72      $  28.54
                                                       ========     ========     ========     ========      ========
Per share market value, end of year ..............     $  23.80     $  22.85     $  20.89     $  16.28      $  25.31
Total return based on market(%) ..................        14.04        16.16        36.22       (31.23)        (2.42)
Total return based on NAV(%) .....................        13.75        15.40        39.32       (29.43)        (6.54)
Ratios/Supplemental Data:
Net assets, end of year(000) .....................     $573,980     $529,469     $478,959     $361,943      $539,839
Ratio of expenses to average net assets(%) .......          .54          .55          .56          .50           .45
Ratio of net investment income to average
  net assets(%) ..................................         1.02          .41          .42          .57           .60
Portfolio turnover rate(%) .......................        15.83        16.72        12.90        19.50         10.32

----------
 *    Based on the average number of shares outstanding during the year.

** Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                 See accompanying notes to financial statements.


                                      [9]

                            STATEMENT OF INVESTMENTS

                                December 31, 2005

                           PORTFOLIO SECURITIES 91.5%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

Prin. Amt.
or Shares                                                               Value
---------                                                               -----
               Banking and Finance 7.3%
   500,000      The Bank of New York Company, Inc. ..............   $ 15,925,000
   300,000      Capital One Financial Corporation ...............     25,920,000
                                                                    ------------
                                                                      41,845,000
                                                                    ------------
               Chemicals 3.3%
   100,000      The Dow Chemical Company ........................      4,382,000
 1,150,000      PolyOne Corporation (a) .........................      7,394,500
   150,000      Rohm and Haas Company ...........................      7,263,000
                                                                    ------------
                                                                      19,039,500
                                                                    ------------
               Communications 0.9%
   500,000      Arbinet-thexchange Inc. (a) .....................      3,505,000
   500,000      Cincinnati Bell Inc. (a) ........................      1,755,000
                                                                    ------------
                                                                       5,260,000
                                                                    ------------
               Electronics 17.3%
   750,000      Agilent Technologies, Inc. (a) ..................     24,967,500
   430,000      Analog Devices, Inc. ............................     15,424,100
   255,000      Cypress Semiconductor Corporation (a) ...........      3,633,750
 1,000,000      Flextronics International Ltd. (a) ..............     10,440,000
   980,000      Intel Corporation ...............................     24,460,800
   200,000      Motorola, Inc. ..................................      4,518,000
 2,000,000      Solectron Corporation (a) .......................      7,320,000
 2,000,000      Sonus Networks, Inc. (a). .......................      7,440,000
    96,400      Virage Logic Corporation (a) ....................        952,432
                                                                    ------------
                                                                      99,156,582
                                                                    ------------
               Energy 15.8%
   234,328      Chevron Corporation .............................     13,302,801
   200,000      Kerr-McGee Corporation ..........................     18,172,000
   320,000      McMoRan Exploration Co. (a) .....................      6,326,400
   600,000      Murphy Oil Corporation ..........................     32,394,000
   160,000      Nexen Inc. ......................................      7,620,800
 1,925,000      TransMontaigne Inc. (a) .........................     12,705,000
                                                                    ------------
                                                                      90,521,001
                                                                    ------------
               Health Care 3.5%
   120,000      Abbott Laboratories .............................      4,731,600
   100,000      Merck & Co. Inc. ................................      3,181,000
   100,000      Pfizer Inc. .....................................      2,332,000
   450,000      Schering-Plough Corporation .....................      9,382,500
   140,000      Vical Inc. (a) ..................................        588,000
                                                                    ------------
                                                                      20,215,100
                                                                    ------------


                                      [10]

Prin. Amt.
or Shares                                                               Value
---------                                                               -----
               Information Technology Services 11.9%
   400,000      Accenture Ltd. (a). .............................   $ 11,548,000
   378,600      Ceridian Corporation (a) ........................      9,408,210
 1,550,000      Convergys Corporation (a) .......................     24,567,500
 1,025,400      The TriZetto Group, Inc. (a) ....................     17,421,546
   900,000      Unisys Corporation (a) ..........................      5,247,000
                                                                    ------------
                                                                      68,192,256
                                                                    ------------
               Insurance 19.0%
    10,000      Erie Indemnity Co. Class A ......................        532,000
    70,000      The Plymouth Rock Company, Inc.
                  Class A (b)(c)(d) .............................    108,500,000
                                                                    ------------
                                                                     109,032,000
                                                                    ------------
               Manufacturing 11.5%
   930,000      Brady Corporation Class A .......................     33,647,400
   400,000      Dover Corporation ...............................     16,196,000
   410,000      Roper Industries, Inc. ..........................     16,199,100
                                                                    ------------
                                                                      66,042,500
                                                                    ------------
               Retail Trade 0.1%
    28,751      Aerogroup International, Inc. (a)(c) ............        644,885
                                                                    ------------
               Transportation 0.9%
   531,557      Transport Corporation of America, Inc.
                  Class B (a)(b) ................................      5,251,783
                                                                    ------------
               Miscellaneous 0.0%
                Grumman Hill Investments, L.P. (a)(c) ...........              0
                                                                    ------------
                  Total Portfolio Securities
                  (cost $222,818,936)(d) ........................    525,200,607

                          SHORT-TERM INVESTMENTS 8.4%
               Commercial Paper 3.2%
18,692,000      Citigroup Funding 4.1600% - 4.2209%
                  due 2/8/06 - 2/15/06 ..........................     18,604,645
               U.S. Treasury Bills 5.2%
29,902,000      U.S. Treasury Bills 3.6104% - 4.0244%
                  due 2/16/06 - 4/20/06 .........................     29,647,359
                                                                    ------------
                    Total Short-Term Investments
                      (cost $48,252,004)(d) .....................     48,252,004
                                                                    ------------
                    Total Investments (cost
                      $271,070,940) (d) (99.9%) .................    573,452,611
                    Cash, receivables and other assets
                      less liabilities (0.1%) ...................        527,294
                                                                    ------------
                    Net Assets (100%) ...........................   $573,979,905
                                                                    ============

----------
(a)   Non-dividend paying.

(b)   Affiliate as defined in the Investment Company Act of 1940.

(c)   Valued at estimated fair value.

(d)   Aggregate cost for Federal tax purposes is substantially the same.

                 See accompanying notes to financial statements.


                                      [11]

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2005

ASSETS:
    Investments:
        General portfolio securities at market value
          (cost $219,362,804) (Note 1) ...............................   $411,448,824
        Securities of affiliated companies (cost $3,456,132)
          (Notes 1, 5 and 6) .........................................    113,751,783
        Short-term investments (cost $48,252,004) ....................     48,252,004      $573,452,611
                                                                         ------------
    Cash, receivables and other assets:
        Cash .........................................................        304,702
        Dividends and interest receivable ............................         95,375
        Office equipment and leasehold improvements, net .............        463,624
        Other assets .................................................         84,875           948,576
                                                                         ------------      ------------
            Total Assets .............................................                      574,401,187
LIABILITIES:
    Payable for securities purchased .................................        108,000
    Accrued expenses and reserves ....................................        313,282
                                                                         ------------
            Total Liabilities ........................................                          421,282
                                                                                           ------------
NET ASSETS ...........................................................                     $573,979,905
                                                                                           ============
NET ASSETS are represented by:
    Common Stock $1 par value: authorized
      30,000,000 shares; issued 20,820,859 (Note 2) ..................                     $ 20,820,859
    Surplus:
      Paid-in ........................................................   $251,255,509
      Undistributed net gain on sale of investments ..................        793,487
      Undistributed net investment income ............................        136,692       252,185,688
                                                                         ------------
    Net unrealized appreciation of investments .......................                      302,381,671
    Treasury stock, at cost (58,700 shares of Common Stock)
      (Note 2) .......................................................                       (1,408,313)
                                                                                           ------------
NET ASSETS ...........................................................                     $573,979,905
                                                                                           ============
NET ASSET VALUE PER COMMON SHARE
    (20,762,159 shares outstanding) ..................................                           $27.65
                                                                                                 ======

                 See accompanying notes to financial statements.


                                      [12]

                             STATEMENT OF OPERATIONS

                      For the year ended December 31, 2005

INVESTMENT INCOME
Income:
    Dividends (net of foreign withholding taxes of $3,642) ............   $ 6,644,762
    Interest ..........................................................     2,015,881       $ 8,660,643
                                                                          -----------
Expenses:
    Administration and operations .....................................       812,500
    Investment research ...............................................       760,000
    Occupancy costs ...................................................       433,217
    Franchise and miscellaneous taxes .................................       147,759
    Employees' retirement plans .......................................       125,500
    Directors' fees ...................................................       117,750
    Listing, software and sundry fees .................................       117,484
    Insurance .........................................................       110,606
    Stationery, supplies, printing and postage ........................        93,158
    Legal, auditing and tax fees ......................................        80,032
    Travel and telephone ..............................................        44,480
    Transfer agent and registrar fees and expenses ....................        34,998
    Custodian fees ....................................................        30,643
    Publications and miscellaneous ....................................        67,740         2,975,867
                                                                          -----------       -----------
Net investment income .................................................                       5,684,776

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from investment transactions ........................    31,669,417
Net increase in unrealized appreciation of investments ................    30,671,492
                                                                          -----------
    Net gain on investments ...........................................                      62,340,909
                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ..........................................................                     $68,025,685
                                                                                            ===========

                 See accompanying notes to financial statements.


                                      [13]

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2005 and 2004

                                                                                                 2005                    2004
                                                                                                 ----                    ----
FROM OPERATIONS:
    Net investment income ........................................................           $  5,684,776            $  2,073,746
    Net realized gain on investments .............................................             31,669,417              25,103,157
    Net increase in unrealized appreciation
      of investments .............................................................             30,671,492              42,322,038
                                                                                             ------------            ------------
      Increase in net assets resulting from
        operations ...............................................................             68,025,685              69,498,941
                                                                                             ------------            ------------

DISTRIBUTIONS TO STOCKHOLDERS FROM:
    Net investment income ........................................................             (5,649,605)             (2,177,537)
    Net realized gain from investment transactions ...............................            (34,198,713)            (23,622,634)
                                                                                             ------------            ------------
      Decrease in net assets from distributions ..................................            (39,848,318)            (25,800,171)
                                                                                             ------------            ------------

FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
    Distribution to stockholders reinvested in
      Common Stock ...............................................................             20,773,125              10,682,306
    Cost of shares of Common Stock repurchased ...................................             (4,439,262)             (3,871,619)
                                                                                             ------------            ------------
      Increase in net assets from capital share transactions .....................             16,333,863               6,810,687
                                                                                             ------------            ------------
            Total increase in net assets .........................................             44,511,230              50,509,457
NET ASSETS:
    Beginning of year ............................................................            529,468,675             478,959,218
                                                                                             ------------            ------------
    End of year (including undistributed net investment
      income of $136,692 and $97,684, respectively) ..............................           $573,979,905            $529,468,675
                                                                                             ============            ============

                 See accompanying notes to financial statements.


                                      [14]

                             STATEMENT OF CASH FLOWS
                      For the year ended December 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net increase in net assets from operations ............................                    $ 68,025,685
    Adjustments to net increase in net assets from operations:
      Purchase of securities ..............................................  ($78,203,872)
      Proceeds from securities sold .......................................    99,997,126
      Net purchases of short-term investments .............................    (4,259,383)
      Net realized gain from investments ..................................   (31,669,417)
      Increase in unrealized appreciation .................................   (30,671,492)
      Depreciation and amortization .......................................        83,256
      Changes in operating assets and liabilities:
        Decrease in dividends and interest receivable .....................       185,092
        Increase in office equipment and
          leasehold improvements ..........................................        (7,991)
        Decrease in other assets ..........................................        79,900
        Increase in accrued expenses and reserves .........................         4,167
                                                                             ------------
      Total adjustments ...................................................                     (44,462,614)
                                                                                               ------------
Net cash provided by operating activities .................................                      23,563,071
CASH FLOWS FROM FINANCING ACTIVITIES:
    Dividends paid ........................................................   (19,075,193)
    Treasury shares repurchased ...........................................    (4,331,262)
                                                                             ------------
Cash flows used in financing activities ...................................                     (23,406,455)
                                                                                               ------------
Net increase in cash ......................................................                         156,616
Cash at beginning of year .................................................                         148,086
                                                                                               ------------
Cash at end of year .......................................................                    $    304,702
                                                                                               ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
  Reinvestment of dividends and distributions to stockholders .............                    $ 20,773,125
  Payable for treasury shares repurchased .................................                    $    108,000

                 See accompanying notes to financial statements.


                                      [15]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies--The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Security Valuation--Securities are valued at the last or closing sale price or, if unavailable, at the closing bid price. Corporate discount notes and U.S. Treasury Bills are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

      Federal  Income  Taxes--It  is  the  Corporation's   policy  to  meet  the
            requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

      Use of Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

      Other--Security  transactions  are  accounted  for  as  of  the  date  the securities are purchased or sold, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

      2. Common Stock--The Corporation repurchased 184,300 shares of its Common Stock in 2005 at an average price of $24.09 per share representing an average discount from net asset value of 14.32%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

      The Corporation made two distributions to holders of Common Stock in 2005, a cash dividend of $.20 per share paid on June 24 and an optional distribution of $1.80 per share in cash, or one share of Common Stock for each 12.5 shares held, paid on December 27. In the optional distribution, 125,600 shares of Common Stock held as treasury shares by the Corporation were distributed, and 797,650 Common shares were issued.

      3. Investment Transactions--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2005, excluding short-term investments, were $78,203,872 and $99,997,126, respectively.


                                      [16]

      As of December 31, 2005, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $312,746,271 and $10,364,600, respectively.

      4. Operating Expenses--The aggregate remuneration paid during the year ended December 31, 2005 to officers and directors amounted to $1,542,750, of which $117,750 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 2005 was $114,750.

      5. Affiliates--The Plymouth Rock Company, Inc. and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $3,059,000 from affiliates during the year ended December 31, 2005. Unrealized appreciation related to affiliates increased by $16,244,578 for the year 2005 to $110,295,651.

      6. Restricted Securities--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2005 such investments had an aggregate value of $109,144,885, which was equal to 19.0% of the Corporation's net assets. Investments in restricted securities at December 31, 2005, including acquisition dates and cost, were:

            Company                   Shares            Security        Date Purchased     Cost
-------------------------------       ------       -------------------  --------------   ---------
Aerogroup International, Inc.         28,751          Common Stock          6/14/05     $   17,200

Grumman Hill Investments, L.P.                     Limited Partnership      9/11/85              0
                                                        Interest

The Plymouth Rock Company, Inc.       70,000         Class A Common        12/15/82      1,500,000
                                                          Stock             6/9/84         699,986

      The Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $15,835,875 for the year ended December, 31, 2005 to $106,927,699.

      7. Operating Lease Commitment--The Corporation has entered into an operating lease for office space which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $2.8 million. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $314,241 per year for 2006 through 2008, $329,172 for 2009 and $341,806 annually thereafter.


                                      [17]

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the "Corporation") as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2005, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

      The information set forth for each of the years in the ten-year and two-year periods ended December 31, 2005 appearing in the tables on pages 4 and 5, in our opinion, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                                        KPMG LLP

New York, NY
January 27, 2006

--------------------------------------------------------------------------------

                         Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Corporation's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                      [18]

                        BOARD OF DIRECTORS AND OFFICERS

                                      Principal Occupations (last five years)
Independent Directors          Age    and Position with the Corporation (if any)
---------------------          ---    ------------------------------------------
SIMMS C. BROWNING              65     Retired since 2003; Vice President, Neuberger Berman, LLC
  Director since 2005                 (asset management) prior thereto

DONALD G. CALDER               68     President, G.L. Ohrstrom & Co. Inc. (private investment firm);
  Director since 1982                 Director of Brown-Forman Corporation, Carlisle Companies Incorporated and
                                      Roper Industries, Inc. (manufacturing
                                      companies)

JAY R. INGLIS                  71     Chairman, Central Securities Corporation; Executive Vice
  Director since 1973                 President, National Marine Underwriters (insurance
                                      management company)

DUDLEY D. JOHNSON              66     President, Young & Franklin Inc. (private manufacturing
  Director since 1984                 company)

C. CARTER WALKER, JR.          71     Private investor
  Director since 1974

Interested Director
-------------------

WILMOT H. KIDD                 64     Investment and research--President,
  Director since 1972                 Central Securities Corporation

CHARLES N. EDGERTON            61     Vice President and Treasurer,
                                      Central Securities Corporation

MARLENE A. KRUMHOLZ            42     Secretary, Central Securities Corporation

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111.

                                   ----------

                      Proxy Voting Policies and Procedures

      The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation's proxy voting record for the twelve-month period ended June 30, 2005 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation's website at www.centralsecurities.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.


                                      [19]

                               BOARD OF DIRECTORS

                             Jay R. Inglis, Chairman
                                Simms C. Browning
                                Donald G. Calder
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                630 Fifth Avenue
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll-free)
                            www.centralsecurities.com

                                    CUSTODIAN

                                 UMB Bank, N.A.
                                 Kansas City, MO

                          TRANSFER AGENT AND REGISTRAR

                        Computershare Trust Company, N.A.
                    P.O. Box 43069, Providence, RI 02940-3069
                                  800-756-8200
                              www.computershare.com

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    KPMG LLP
                                  New York, NY


                                      [20]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the "Committee") meet the definition of "Audit Committee Financial Expert" as the term has been defined by the Securities and Exchange Commission ("SEC"). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee's charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

                                                2005          2004
                                                ----          ----
      Audit fees...........................   $35,500(1)    $34,000(1)
      Audit-related fees...................         0             0
      Tax fees.............................    14,750(2)     14,250(2)
      All other fees.......................         0             0
                                              -------       -------
      Total fees...........................   $50,250       $48,250
                                              =======       =======

      (1) Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

      (2) Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation's ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP in fiscal year 2005 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Simms C. Browning, Donald G. Calder, Jay R. Inglis, Dudley D. Johnson and C. Carter Walker, Jr.

Item 6. Schedule of Investments. Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

                         CENTRAL SECURITIES CORPORATION
                             PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company's board of directors. Our guidelines are based on the belief that a company's shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company's recommendations. When we believe management's recommendation is not in the best interests of our stockholders, we will vote against management's recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines.

We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors - We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

      o We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

      o We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

      o We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

      o We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

      o We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company's stockholders. We evaluate proposals related to compensation on a case-by case basis.

      o We generally support stock option plans that are incentive based and not excessive.

      o We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

      o We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

      o We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

      o We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

      o We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.

      o We will evaluate proposals regarding shareholders rights plans ("poison pills") on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

      o We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

      o     We generally support share repurchase programs.

      o We generally support the general updating of or corrective amendments to corporate charters and by-laws.

      o We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors - We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

      o We generally support management's proposals regarding the approval of independent auditors.

      o We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

      o We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

      o We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Mr. Wilmot H. Kidd is the President and portfolio manager of the Corporation and has served in that capacity since 1973. He manages no other accounts and accordingly, the Registrant is not aware of any material conflicts with his management of the

Corporation's investments. Mr. Kidd's compensation consists primarily of a fixed base salary and a bonus. His compensation is reviewed and approved by the Board of Directors annually. His compensation may be adjusted from year to year based on the Board of Directors perception of overall performance and his management responsibilities. As of December 31, 2005, Mr. Kidd's investment in Central Securities common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          (d) Maximum Number (or
                                                                          (c) Total Number of Shares     Approximate Dollar Value)
                                 (a) Total Number    (b) Average Price   (or Units) Purchased as Part    of Shares (or Units) that
                                   of Shares (or       Paid per Share     of Publicly Announced Plans   May Yet Be Purchased Under
      Period                     Units) Purchased        (or Unit)                or Programs              the Plans or Programs
----------------------------------------------------------------------------------------------------------------------------------
Month #1 (July 1
through July 31)                      12,200              $25.18                       NA                            NA
----------------------------------------------------------------------------------------------------------------------------------
Month #2 (August 1
through August 31)                    17,300              $25.61                       NA                            NA
----------------------------------------------------------------------------------------------------------------------------------
Month #3 (September 1
through September 30)                 13,200              $25.40                       NA                            NA
----------------------------------------------------------------------------------------------------------------------------------
Month #4 (October 1
through October 31)                    5,400              $24.28                       NA                            NA
----------------------------------------------------------------------------------------------------------------------------------
Month #5 (November 1
through November 30)                  16,500              $23.65                       NA                            NA
----------------------------------------------------------------------------------------------------------------------------------
Month #6 (December 1
through December 31)                  63,400              $24.01                       NA                            NA
----------------------------------------------------------------------------------------------------------------------------------
Total                                128,000              $24.44                       NA                            NA
----------------------------------------------------------------------------------------------------------------------------------

All shares purchased were made in open market transactions as authorized by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since such procedures were last described in the Corporation's proxy statement dated February 3, 2006.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the "Corporation") have concluded that the Corporation's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation's internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd
    --------------------------
Wilmot H. Kidd
President

February 3, 2006
Date

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd
    --------------------------
Wilmot H. Kidd
President

February 3, 2006
Date

By: /s/ Charles N. Edgerton
    --------------------------
Charles N. Edgerton
Treasurer

February 3, 2006
Date